EXHIBIT 10.3

IMPORTANT:     PLEASE READ CAREFULLY BEFORE SIGNING; SIGNIFICANT
---------             REPRESENTATIONS ARE CALLED FOR HEREIN


              SUBSCRIPTION AND INVESTMENT REPRESENTATION AGREEMENT

Photo Control Corporation
4800 Quebec Avenue North
Minneapolis, MN 55428

Ladies and Gentlemen:

        The undersigned        Richard P. Kiphart     ("Subscriber")
                        -----------------------------
                      EXACT LEGAL NAME OF INDIVIDUAL/ENTITY
hereby subscribes to purchase upon the terms and conditions set forth below that number of whole shares of common stock, $0.01 par value ("SHARES"), of Photo Control Corporation, a Minnesota corporation ("COMPANY") at a price per share equal to the lower of the (a) 70% of the average closing price per share of the company's Common Stock on the Nasdaq Small Cap Market over the 30 calendar day period preceding the date hereof and ( b) 70% of the average closing price per share of the Company's Common Stock on the Nasdaq Small Cap Market over the 30 calendar day period preceding the day prior to the date of the closing under that certain Merger Agreement and Plan of Reorganization by and among Company, Nature Vision, Inc., Jeff Zernov and certain other parties (THE "MERGER"), which equals an aggregate purchase price of approximately $1,000,000; provided the price per Share shall not be lower than $1.53. A check or wire transfer payable to Photo Control Corporation for such aggregate purchase price will be delivered at the closing of the Merger. Subscriber and Company agree that this subscription is binding upon the parties, contingent only upon closing of the Merger. Subscriber agrees to enter into the Irrevocable Proxy in the form attached hereto as Exhibit A granting Jeff Zernov the right to vote the Shares for a period of two years.

1. REPRESENTATIONS OF SUBSCRIBER - Subscriber acknowledges and represents as follows:

     (a) Subscriber has been given full access to information regarding the Company, and the opportunity to meet with Company officers and to review all the documents that Subscriber may have requested, and has utilized such access to its satisfaction for the purpose of obtaining all information Subscriber deems necessary for purposes of making an informed investment decision;

     (b) Subscriber has sufficient knowledge and experience in financial and business matters that Subscriber is capable


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          of evaluating the merits and risks of investing in the Shares;

     (c) Subscriber understands that the purchase of the Shares is a highly speculative investment, involves a high degree of risk, and that the Company makes no assurances whatever concerning the present or prospective value of the Shares;

     (d) Subscriber believes that the investment in the Shares is suitable based upon Subscriber's investment objectives and financial needs and Subscriber has adequate means of providing for current financial needs and personal contingencies, has obtained, to the extent he or she deems necessary, personal professional advice with respect to the risks inherent in an investment in the Shares, has no need for liquidity of investment with respect to the Shares and can afford a complete loss of such investment;

     (f) Subscriber understands that (i) there are substantial restrictions on the transfer of the Shares; (ii) there is not currently, and it is unlikely that in the future there will exist, a public market for the Shares; and (iii) accordingly, for the above and other reasons, Subscriber may not be able to liquidate an investment in the Shares for an indefinite period; and

2. INVESTMENT INTENT; RESTRICTIONS ON TRANSFER - Subscriber has been advised that the Shares are not being registered under the Securities Act of 1933, as amended, (the "Act") or state securities laws and are being sold pursuant to exemptions from the Act and such laws, and that the Company's reliance upon such exemptions is predicated in part on the representations of Subscriber contained herein. Subscriber represents and warrants that the Shares are being purchased for Subscriber's own account and for investment without the intention of reselling or redistributing the same, that no agreement has been made by Subscriber with others regarding beneficial ownership of the Shares and that Subscriber's financial condition is such that it is not likely that it will be necessary to dispose of any of such Shares in the foreseeable future. Subscriber further understands and agrees that the Shares may not be sold except pursuant to an effective registration statement under the Act and applicable state securities laws, or an opinion of counsel that such registration is not required (it being expressly understood that the Company shall not have any obligation to register the Shares). Additionally, the Shares will all be subject to the Shareholder Agreement in the form attached hereto. Subscriber understands that a legend will be placed on the certificates representing the Shares, containing substantially the following language:


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          These shares have been purchased for investment within the meaning of the Securities Act of 1933 as amended ("Act") and applicable state securities laws, and they may not be sold, offered for sale, pledged, or otherwise transferred without an effective registration statement under the Act and applicable state securities laws or an opinion of counsel satisfactory to the company to the effect that the proposed transaction will be exempt from registration.

3. RESIDENCE - Subscriber represents and warrants that Subscriber is a bona fide resident of, and is domiciled in, the state so designated on the signature page hereto, and that the Shares are being purchased solely for the beneficial interest of Subscriber and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust, or organization, except as specifically set forth in this Agreement.

4. ACCREDITED INVESTOR STATUS - Subscriber represents and warrants that Subscriber is an "accredited investor" as such term is defined in Regulation D of the Securities and Exchange Commission.

5. ENTITY REPRESENTATIONS - Subscriber, if other than an individual, makes the following additional representations:

     (a) Subscriber was not organized for the specific purpose of acquiring the Shares; and


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     (b)  this Agreement has been duly authorized by all necessary action on the part of Subscriber, has been duly executed by an authorized officer or representative of Subscriber, and is a legal, valid, and binding obligation of Subscriber enforceable in accordance with its terms.

6. MISCELLANEOUS -

     (a)  Manner in Which Title is to be Held [Check one] -

     __X___   Individual Ownership
     ______   Corporation or LLC
     ______   Partnership (PROVIDE COPY OF PARTNERSHIP AGREEMENT)
     ______   Community Property
     ______   Joint Tenant with Right of Survivorship (both parties must sign)
     ______   Tenants in Common (both parties must sign)
     ______   As Custodian, Trustee or Agent (PROVIDE COPY OF CUSTODY, TRUST
              OR AGENCY AGREEMENT, CUSTODIAN OR AGENT AND BENEFICIARY MUST
              BOTH SIGN)
     ______   Other (Describe) ________________________

     (b) Subscriber agrees to furnish any additional information that the Company or its counsel deem necessary in order to verify the responses set forth above.

     (c) Subscriber understands the meaning and legal consequences of the agreements, representations and warranties contained herein. Subscriber agrees that such agreements, representations and warranties shall survive and remain in full force and effect after the execution hereof and payment for the Shares. Subscriber further agrees to indemnify and hold harmless the Company, and each current and future officer, director, employee, agent and shareholder of the Company, from and against any and all loss, damage or liability due to, or arising out of, a breach of any of my agreements, representations or warranties contained herein.

     (d) This Agreement is not transferable or assignable by Subscriber. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and to the successors and assigns of the Company and to the legal representatives, successors and permitted assignees of Subscriber.

     (e) This Agreement shall be governed by, and construed and enforced in accordance with, Minnesota law.

     (f) This instrument contains the entire agreement of the parties, and there are no representations, covenants or other agreements except as stated or referred to herein.

Dated Effective April 15, 2004.

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                             INDIVIDUAL SUBSCRIBER:


/s/ Richard P.Kiphart
-------------------------------------------------------------
Signature of Richard P. Kiphart





     The Subscription and Investment Representation Agreement is accepted effective as of April 15, 2004.

                                             Photo Control Corporation


                                         By:      /s/ Curtis Jackels
                                            --------------------------------
                                            Its: President



































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